SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : JUNE 19, 2003

                           COMMISSION FILE NO. 0-49933


                      CASCADE MOUNTAIN MINING COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              NEVADA                                      95-4886472
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



             601 UNION STREET, 42ND FLOOR, SEATTLE, WASHINGTON 98101
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (206) 652-3280
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)



                             FORMER NAME AND ADDRESS
                       ----------------------------------
                              WEB VIEWS CORPORATION
                               5114 LAKESHORE ROAD
                      BURLINGTON, ONTARIO  CANADA  L7L 1B9

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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective June 19, 2003, the client-auditor relationship between Cascade Mountain Mining Company, Inc., formerly Web Views Corporation (the "Company") and Withey Addison, LLP, Chartered Accountants, a Professional Accountancy Corporation ("Withey") ceased as the former accountant was dismissed. On that date, the Company engaged Ham, Langston & Brezina, LLP as its principal independent public accountant.

Ham, Langston & Brezina, LLP is succeeding Withey. Withey's report on the financial statements of the Company from the date of its incorporation on November 2, 2001 through December 31, 2002 and any later interim period up to and including the date the relationship with Withey ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's two most recent fiscal years ending December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Withey ceased, there have been no disagreements with Withey on any matters of accouting priciples or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Withey would have caused Withey to make reference to the subject matter of the disagreement(s) in connection with its report on the Company' financial statements. Since the Company's incorporation on November 2, 2001, there have been no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K.

The Company has authorized Withey to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Withey review the disclosure and Withey has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter has not been received by the Company as of the filing of this Report. An amended report on Form 8-K will be filed with the letter as an exhibit upon its receipt by the Company.

The Company has not previously consulted with Ham, Langston & Brezina, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Withey, the Company's previous independent accountant, as there were no such disagreements or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) from the Company's incorporation on November 2, 2001 through December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Withey ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Ham, Langston & Brezina, LLP has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to
Item 304(a). Ham, Langston & Brezina, LLP did not furnish a letter to the Commission.


c)  Exhibits:

     None.

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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CASCADE  MOUNTAIN  MINING  COMPANY,  INC.

June  27,  2003
/s/  Wayne  Barrington  Daley
----------------------------------------
Wayne  Barrington  Daley
Chief  Executive  Officer

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